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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            =======================

                                    FORM 8-K

                            =======================

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               December 20, 2001
                          ____________________________
                Date of report (Date of earliest event reported)

                         NATIONAL GOLF PROPERTIES, INC.
             (exact name of registrant as specified in its charter)


            Maryland                         1-12246                          95-4549193
 _____________________________        ______________________             ____________________
(State or other jurisdiction of       Commission File Number               (I.R.S. Employer
 incorporation or organization)                                          Identification Number)

              2951 28Th Street, Suite 3001, Santa Monica, CA 90405
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)

                                 (310) 664-4100
       _________________________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
       _________________________________________________________________
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

         A copy of the Company's press release dated December 20, 2001 is attached as an exhibit to this report and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)    None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

               99.1  Press Release of the Company, dated December 20, 2001.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATIONAL GOLF PROPERTIES, INC.


                                    By: /s/ Neil M. Miller
                                        --------------------------------
                                        Name:  Neil M. Miller
                                        Title: Chief Financial Officer

Date: December 20, 2001

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                                 EXHIBIT INDEX

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
    EXHIBIT NO.     DOCUMENT DESCRIPTION
      99.1          Press Release of the Company, dated December 20, 2001.
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